As filed with the Securities and Exchange Commission on December 18, 1996


                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                               December 18, 1996

                Exact name of Registrant as specified
Commission      in its charter, address of principal           State of        I.R.S. Employer
File No.        executive offices, telephone number          Incorporation    Identification No.

1-12211         ECHELON INTERNATIONAL CORPORATION               Florida          59-2554218
                One Progress Plaza, Suite 2400
                St. Petersburg, Florida 33701
                Telephone (813) 824-6767




The address of the registrant has not changed since the last report.

Item 5.   Other Events

Florida Progress Corporation ("Florida Progress") issued a News Release dated December 18, 1996 announcing the spin-off of Echelon International Corporation, Florida Progress' real estate, lending and leasing unit ("Echelon"). A copy of the News Release is being filed herewith as Exhibit 99.(1). In addition, Echelon is filing herewith as Exhibits 10.(1) through 10.(5) executed final copies of various contracts and a note relating to the spin-off.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)      Description of Exhibit

10.(1) Distribution Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

10.(2) Tax Sharing Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

10.(3) Employee Benefits Allocation Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

10.(4) Transition Services Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

10.(5) Note dated December 16, 1996 issued by Echelon to Progress Capital Holdings, Inc.

99.(1) Florida Progress News Release dated December 18, 1996 regarding the spin-off of Echelon.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ECHELON INTERNATIONAL CORPORATION




                                    By:/s/Larry J. Newsome
                                          ---------------------------
                                       Larry J. Newsome
                                       Senior Vice President and
                                        Chief Financial Officer




Date:  December 18, 1996

                               EXHIBIT INDEX



Exhibit No. Description of Exhibit

10.(1) Distribution Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

10.(2) Tax Sharing Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

10.(3) Employee Benefits Allocation Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

10.(4) Transition Services Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

10.(5)     Note dated December 16, 1996 from Echelon to Florida Progress.

99.(1) Florida Progress News Release dated December 18, 1996 regarding the spin-off of Echelon.